`UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 22, 2025
Date of report

Mr. Cooper Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14667		91-1653725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(I.R.S. Employer Identification Number)

8950 Cypress Waters Boulevard	Coppell	Texas	75019
(Address of Principal Executive Offices)			(Zip Code)

(469)	549-2000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COOP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 22, 2025, Mr. Cooper Group Inc. (the "Company") held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Results with respect to proposals submitted at the Annual Meeting were as follows:

Proposal 1: Election of Directors

Stockholders elected seven directors to serve a term expiring at the Company’s annual meeting of stockholders to be held in 2026.

NOMINEE	VOTES FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Jay Bray	51,350,036.41	1,489,425.41	22,839.00	4,865,004.36
Andrew Bon Salle	52,656,584.82	180,755.00	24,961.00	4,865,004.36
Roy Guthrie	52,443,581.82	395,083.00	23,636.00	4,865,004.36
Daniela Jorge	52,258,434.82	562,824.00	41,042.00	4,865,004.36
Shveta Mujumdar	52,092,736.82	727,893.00	41,671.00	4,865,004.36
Tagar Olson	52,179,861.82	657,706.00	24,733.00	4,865,004.36
Steven Scheiwe	52,121,296.41	715,937.41	25,067.00	4,865,004.36

Proposal 2: Advisory vote on named executive compensation (Say on Pay)

Stockholders approved an advisory vote on named executive compensation (Say on Pay)

VOTES FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
51,745,022.77	1,030,679.00	86,599.05	4,865,004.36

Proposal 3: Advisory vote on the frequency to hold an advisory vote on executive compensation

The frequency of voting every year on executive compensation was approved on an advisory basis.

1 Year	2 Year	3 Year	Abstentions	Broker Non-Votes
50,719,121.97	4,367.59	2,097,182.21	41,629.05	4,865,004.36

As a result of the stockholder advisory vote and other factors, the Company will hold future advisory votes on executive compensation every year until the next advisory vote on the frequency of stockholder votes on executive compensation.

Proposal 4: Ratification of Appointment of Ernst & Young LLP

Stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025.

VOTES FOR	AGAINST	ABSTAIN
56,404,078.18	1,273,908.00	49,319.00

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mr. Cooper Group Inc.

Date: May 22, 2025	By:	/s/ Kurt Johnson
Kurt Johnson
Executive Vice President & Chief Financial Officer